EXHIBIT 99.1

FOR IMMEDIATE RELEASE	Contact:	Danielle Canzanella
860-221-8457
Danielle.Canzanella@Carrier.com

Carrier Agrees to Acquire Guangdong Giwee Group, a China-based HVAC Manufacturer

Acquisition will support growth in variable refrigerant flow (VRF) and light commercial businesses

CHARLOTTE, April 19 2021 — Carrier today announced that it has signed agreements to acquire Guangdong Giwee Group (Giwee Group) and its subsidiaries, including Guangdong Chigo Heating & Ventilation Equipment Co., Ltd. Giwee Group’s proven strength in the VRF and light commercial market in China will expand Carrier’s access to this growing, global market. The global market for VRF and light commercial HVAC equipment is expected to reach approximately $20B by 2025, growing at one of the highest rates in the HVAC segment. The acquisition will support Carrier’s growth strategy of strengthening and growing our core, increasing product extensions and geographic coverage and growing services and digital to create recurring sales opportunities. Carrier is a part of Carrier Global Corporation (NYSE: CARR), the leading global provider of innovative healthy, safe and sustainable building and cold chain solutions.

“We are extremely excited about the agreements to acquire Giwee Group. This will be an excellent strategic fit and will support our growth strategy in the global VRF and light commercial businesses,” said Chris Nelson, President, HVAC. “Giwee Group has outstanding products and will give Carrier ownership of important technology in the VRF and light commercial segment. In addition, their ability to manufacture these products in the local market will bring an important new capability to our company. The VRF and light commercial markets are an attractive growth segment in our industry and we look forward to a successful future with the Giwee Group.”

“Carrier and Giwee Group share a strong commitment to build high-quality businesses that achieve sustainable long-term growth,” said Mr. Quan Zhang, CEO and majority shareholder of the Giwee Group. “With Carrier’s significant technical and R&D capabilities and global networks, we look forward to working with Carrier to identify more growth opportunities.”

The Giwee Group is a China-based manufacturer of heating, ventilation and air conditioning products, offering a portfolio of high-quality products such as variable refrigerant flow, modular chiller and light commercial air conditioners.

Carrier expects to close its acquisition of a controlling stake of Giwee Group in the second quarter of 2021 (with the remainder expected to close in the third quarter of 2021), subject to customary closing conditions, including regulatory approvals.

About Carrier

Founded by the inventor of modern air conditioning, Carrier is a world leader in heating, air-conditioning and refrigeration solutions. Carrier experts provide sustainable solutions, integrating energy-efficient products, building controls and energy services for residential, commercial, retail, transport and food service customers. Carrier is a part of Carrier Global Corporation, the leading global provider of healthy, safe and sustainable building and cold chain solutions. For more information, visit carrier.com or follow @Carrier on Twitter.

CARR-IR

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This communication contains statements which, to the extent they are not statements of historical or present fact, constitute "forward-looking statements" under the securities laws. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide management’s current expectations or plans for Carrier’s future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as "believe," "expect," "expectations," "plans," "strategy," "prospects," "estimate," "project," "target," "anticipate," "will," "should," "see," "guidance," "outlook," "confident," "scenario" and other words of similar meaning in connection with a discussion of future operating or financial performance or the separation from United Technologies Corporation (the “Separation”), since renamed Raytheon Technologies Corporation. Forward-looking statements may include, among other things, statements relating to future sales, earnings, cash flows, results of operations, uses of cash, share repurchases, tax rates and other measures of financial performance or potential future plans, strategies or transactions of Carrier, the estimated costs associated with the Separation, Carrier's plans with respect to its indebtedness and other statements that are not historical facts. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. For those statements, Carrier claims the protection of the safe harbor for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995. Such risks, uncertainties and other factors include, without limitation: (1) the effect of economic conditions in the industries and markets in which Carrier and its businesses operate in the U.S. and globally and any changes therein, including financial market conditions, fluctuations in commodity prices, interest rates and foreign currency exchange rates, levels of end market demand in construction, the impact of weather conditions, pandemic health issues (including COVID-19 and its effects, among other things, on production and on global supply, demand, and distribution as the outbreak continues and results in a prolonged period of travel, commercial and other restrictions and limitations), natural disasters and the financial condition of Carrier’s customers and suppliers; (2) challenges in the development, production, delivery, support, performance and realization of the anticipated benefits of advanced technologies and new products and services; (3) future levels of indebtedness, capital spending and research and development spending; (4) future availability of credit and factors that may affect such availability, including credit market conditions and Carrier's capital structure and credit ratings; (5) the timing and scope of future repurchases of Carrier's common stock, including market conditions and the level of other investing activities and uses of cash; (6) delays and disruption in the delivery of materials and services from suppliers; (7) cost reduction efforts and restructuring costs and savings and other consequences thereof; (8) new business and investment opportunities; (9) risks resulting from being a smaller less diversified company than prior to the Separation; (10) the outcome of legal proceedings, investigations and other contingencies; (11) the impact of pension plan assumptions on future cash contributions and earnings; (12) the impact of the negotiation of collective bargaining agreements and labor disputes; (13) the effect of changes in political conditions in the U.S. (including in

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connection with the new administration in Washington, D.C.) and other countries in which Carrier and its businesses operate, including the effect of changes in U.S. trade policies or the United Kingdom’s withdrawal from the European Union, on general market conditions, global trade policies and currency exchange rates in the near term and beyond; (14) the effect of changes (including potentially as a result of the new administration in Washington, D.C.) in tax, environmental, regulatory (including among other things import/export) and other laws and regulations in the U.S. and other countries in which Carrier and its businesses operate; (15) the ability of Carrier to retain and hire key personnel; (16) the scope, nature, impact or timing of acquisition and divestiture activity, including among other things integration of acquired businesses into existing businesses and realization of synergies and opportunities for growth and innovation and incurrence of related costs; (17) the expected benefits of the Separation; (18) a determination by the U.S. Internal Revenue Service and other tax authorities that the Distribution or certain related transactions should be treated as taxable transactions; (19) risks associated with indebtedness, including that incurred as a result of financing transactions undertaken in connection with the Separation, as well as Carrier’s ability to reduce indebtedness and the timing thereof; (20) the risk that dis-synergy costs, costs of restructuring transactions and other costs incurred in connection with the Separation will exceed Carrier’s estimates; and (21) the impact of the Separation on Carrier’s business and Carrier’s resources, systems, procedures and controls, diversion of management’s attention and the impact on relationships with customers, suppliers, employees and other business counterparties. The above list of factors is not exhaustive or necessarily in order of importance. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see Carrier's reports on Forms 10-K, 10-Q and 8-K filed with or furnished to the U.S. Securities and Exchange Commission from time to time. Any forward-looking statement speaks only as of the date on which it is made, and Carrier assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

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